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                                                                   EXHIBIT 10.41

                                  DOVEBID, INC.
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                            AMENDMENT TO CONVERTIBLE
                          SUBORDINATED PROMISSORY NOTE

     This Amendment is entered into as of March 1, 2001, by and between Richard Nucian ("Payee") and DoveBid, Inc., a Delaware corporation (the "Company"). This Amendment amends the terms and conditions of that certain Convertible Subordinated Promissory Note issued by the Company to Payee on March 24, 2000 in the principal amount of $884,629.87 (the "Note").

     Whereas, Payee and the Company desire to amend the Note on the terms and conditions set forth below;

     Now, therefore, in consideration of the foregoing and for other good and valuable consideration (receipt and sufficiency of which is mutually acknowledged), the parties agree as follows:

     1. Amendment. The Maturity Date, as defined on page 1 of the Note, is hereby changed from (x) the earlier of (i) the three year anniversary date of the Note, or (ii) an Event of Default, as defined in Section 1.3 of the Note, to
(y) the earlier of (i) the four year anniversary date of the Note, or (ii) an Event of Default.

     2. Effect of Amendment. This Amendment will be effective as of the date first set forth above, upon execution of this Amendment by the Company and Payee. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which, taken together, will constitute one and the same Amendment. Except as expressly provided above, the terms and conditions of the Note remain in full force and effect, unmodified, as of the date hereof.

     In Witness Whereof, Payee and the Company have executed this Amendment to Promissory Note by persons duly authorized to do so.

THE COMPANY:  DOVEBID, INC.                 PAYEE:  RICHARD NUCIAN

By:      /s/ Anthony Capobianco             /s/ Richard Nucian
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                                            (Signature of Payee)
Title:   VP and General Counsel
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